TELEMUNDO GROUP, INC. WARRANT

                       AGREEMENT AND FORM OF WARRANT

     WARRANT AGREEMENT (the ``Agreement''), dated as of December 30, 1994, between Telemundo Group, Inc., a Delaware corporation (the ``Company''), and Reliance Insurance Company, a Pennsylvania corporation (the
``Holder'').

     WHEREAS, the authorized common stock of the Company consists of 20,000,000 shares of common stock, par value $.01 per share (the ``Common Stock''), divided into two series consisting of 14,388,394 shares of Series A Common Stock (the ``Series A Common Stock'') and 5,611,606 shares of Series B Common Stock (the ``Series B Common Stock'');

     WHEREAS, in accordance with the plan of reorganization of the Company, confirmed by final order of the United States Bankruptcy Court for the Southern District of New York (the ``Bankruptcy Court'') on July 20, 1994 (the ``Plan''), the Company proposes to issue an aggregate of 416,667 Warrants in three series (the ``Warrants'') to the Holder or its designee, each Warrant entitling the Holder or its designee to purchase, upon the terms and subject to the conditions contained in this Agreement and the Warrant Certificates (as defined below), one share of Series A common stock of the Company, subject to adjustment as provided in Section 11 hereof;

     WHEREAS, the Company will issue certificates evidencing the Warrants (the ``Warrant Certificates'') and other matters as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

     Section 1. Warrant Certificates. The Warrant Certificates (and the Forms of Exercise, Assignment and Partial Assignment to be set forth on the reverse thereof) shall be substantially in the forms set forth in Exhibits A-D attached hereto, and may have such letters, numbers or other marks of identification and such legends printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement.

     Section 2. Execution and Countersignature of Warrant Certificates. The Warrant Certificates shall be executed on behalf of the Company by its Chief Executive Officer, President, Chief Financial Officer or Treasurer (each, a ``Company Officer'') under its corporate seal reproduced thereon attested by its Secretary or Assistant Secretary. The signature of any of these Company Officers on any Warrant Certificate may be manual or facsimile. The name, incumbency and specimen signature of each Company Officer authorized to act and give instructions and notices under this Agreement shall be certified by the Secretary or Assistant Secretary of the Company. Warrant Certificates bearing the manual or facsimile signatures of individuals who were at any time Company Officers shall bind the Company even if any such individual ceased to be a Company Officer prior to the execution and delivery of such Warrant Certificate or was not a Company Officer at the date of this Agreement.

     Each Warrant Certificate shall be countersigned by the manual signature of an authorized officer of the Holder and shall not be valid for any purpose unless so countersigned. The Holder is hereby authorized to countersign Warrant Certificates for issuance pursuant to any provision of this Agreement.

     Each Warrant Certificate shall be dated the date of its countersignature by the Holder.

     Section 3. Distribution of Warrant Certificates. As soon as reasonably practical after the date hereof, the Company shall execute and authenticate Warrant Certificates representing an aggregate of 416,667 Warrants (as described below). The Company shall promptly thereupon deliver to the Holder, (i) one Warrant Certificate representing 138,889 Warrants to purchase an equal number of shares of Series A Common Stock of the Company (the ``Series 1 Warrants''); (ii) one Warrant Certificate representing 138,889 Warrants to purchase an equal number of shares of Series A Common Stock of the Company (the ``Series 2 Warrants''); and (iii) one Warrant Certificate representing 138,889 Warrants to purchase an equal number of shares of Series A Common Stock of the Company (the ``Series 3 Warrants''). The terms and conditions of each series of Warrants described in the preceding sentence shall be identical, except for the Exercise Date and Expiration Date (each as defined below) of each such series, which are set forth in Section 5 of this Agreement. The Company shall effect the foregoing as expeditiously as possible and execute, authenticate and deliver, from time to time, such other Warrant Certificates as are required by the terms of this Agreement.

     Section 4. Transfers; Exchanges and Purchases by the Company. Subject to
Section 14, each Warrant shall be transferable, in whole or in part, upon surrender of the Warrant Certificate to the Company together with a written assignment of the Warrant Certificate, on the Form of Assignment or Partial Assignment, as the case may be, set forth on the reverse thereof or in other form satisfactory to the Company, duly executed by the Holder, and together with funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate, in the name of the assignee and in the denomination or denominations specified in such instrument of assignment, shall be issued and delivered.
If less than all of a Warrant Certificate is being transferred, a new
Warrant Certificate or Certificates shall be issued for the portion of the Warrant not being transferred. The Warrant Certificate surrendered shall be cancelled by the Company.

     A Warrant Certificate may be divided or combined with other Warrant Certificates upon surrender thereof to the Company, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by the Holder, and together with the funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate or Certificates shall be issued and delivered in accordance with such notice. The Warrant Certificate surrendered shall be cancelled by the Company.

     The Company shall make no service or other charge in connection with any such transfer or exchange of Warrant Certificates, except for any transfer taxes or other governmental charges payable in connection therewith.

     Warrant Certificates cancelled pursuant to any provisions of this Agreement shall not be reissued, and shall be returned to the Company.

     The Company shall have the right, except as limited by law, other agreements or herein, to purchase or otherwise acquire in negotiated transactions Warrants evidenced by the Warrant Certificates at such times, in such manner and for such consideration as it may deem appropriate through privately negotiated transactions, open market purchases, tender offers or otherwise. In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificate(s) evidencing such Warrants shall thereupon be cancelled by the Company.

     Section 5. Duration and Exercise of Warrants. Each series of Warrants shall expire at 5:00 p.m. New York City time on the fifth anniversary of the Exercise Date (as defined below) for such series, provided, that if such date falls on a day other than a Business Day, then the Warrants shall expire at 5:00 p.m. New York City time on the next succeeding Business Day (such date of expiration being herein referred to as the ``Expiration Date''). A ``Business Day'' shall mean a day other than a Saturday, Sunday or a public or national bank holiday or the equivalent for banks generally under the laws of the State of New York.

     The ``Exercise Date'' shall be (i) December 30, 1995 with respect to the Series 1 Warrants, evidenced by the Series 1 Warrant Certificate, substantially in the form attached hereto as Exhibit A, and the Series 1 Warrants shall be exercisable from such date through and including
December 30, 2000, (ii) December 30, 1996 with respect to the Series 2 Warrants, evidenced by the Series 2 Warrant Certificate, substantially in the form attached hereto as Exhibit B, and the Series 2 Warrants shall be exercisable from such date through and including December 31, 2001, and
(iii) December 30, 1997 with respect to the Series 3 Warrants, evidenced by the Series 3 Warrant Certificate, substantially in the form attached hereto as Exhibit C, and the Series 3 Warrants shall be exercisable from such date through and including December 31, 2002. The Warrants represented by each Warrant Certificate shall only be exercisable for shares of Series A Common Stock from the Exercise Date with respect to such Warrants through and including the Expiration Date with respect to such Warrants. Each Warrant may be exercised on any Business Day on or prior to 5:00 p.m. New York City time on the Expiration Date. After 5:00 p.m. New York City time on the Expiration Date, unexercised Warrants will become wholly void and of no value.

	Subject to the provisions of this Agreement, the Holder shall have the right to purchase from the Company (and the Company shall issue and sell to the Holder) one fully paid and nonassessable share of Series A Common Stock at the exercise price (the ``Exercise Price'') at the time in effect hereunder, upon surrender to the Company of the Warrant Certificate evidencing such Warrant, with the Form of Exercise on the reverse thereof duly completed and signed, and upon payment of the Exercise Price in lawful money of the United States of America by certified or official bank cashier's check or wire transfer payable to the order of the Company. The Exercise Price shall be as provided in Section 6. The Exercise Price and the number of shares of Series A Common Stock purchasable upon exercise of a Warrant shall be subject to adjustment as provided in Section 11. Except as provided in Section 11, no adjustment shall be made for any cash dividends or other distributions on or in respect of the Common Stock or other securities purchasable upon the exercise of a Warrant.

	Subject to Section 7, upon surrender of a Warrant Certificate and payment of the Exercise Price at the time in effect hereunder and an amount equal to any applicable transfer tax in cash or by certified check or bank draft payable to the order of the Company, the Company shall thereupon promptly cause to be issued and shall deliver to or upon the Holder, within a reasonable time, not exceeding fifteen days after each Warrant represented by the Warrant Certificate shall have been exercised, a certificate for the shares of Series A Common Stock issuable upon the exercise of each Warrant evidenced by such Warrant Certificate. Such certificate shall be deemed to have been issued and the Holder shall be deemed to have become the holder of record of such shares of Series A Common Stock (a ``Shareholder'') as of the date of the surrender of such Warrant Certificate and payment of the Exercise Price. The Warrants evidenced by a Warrant Certificate shall be exercisable, at the election of the Holder, either as an entirety or from time to time for part only of the number of Warrants evidenced by the Warrant Certificate. In the event that less than all of the Warrants evidenced by a Warrant Certificate surrendered upon the exercise of Warrants are exercised, a new Warrant Certificate or Certificates shall be issued for the remaining number of Warrants evidenced by the Warrant Certificate so surrendered. All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Company.

     The Company shall deposit to the account of the Company all monies received in payment of the Exercise Price of any Warrant and any applicable transfer taxes.

     Section 6. Exercise Price. The Exercise Price of each Warrant shall be equal to $7.19 per share of Series A Common Stock, subject to adjustment as provided in Section 11.

     Section 7. Payment of Taxes. The Company shall pay all documentary stamp taxes, if any, attributable to the issuance of Warrants and the issuance of Series A Common Stock upon the exercise of any Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any certificates for shares of Series A Common Stock in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and the Company shall not be required to issue or deliver such certificates unless or until the persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 8. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and in substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant
Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable requirements and pay such other reasonable charges as the Company may prescribe.

     Section 9. Reservation of Series A Common Stock. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Series A Common Stock and shares of Series A Common Stock held in its Treasury, for the purpose of enabling it to satisfy any obligation to issue shares of Series A Common Stock upon the exercise of Warrants, the maximum number of shares of Series
A Common Stock which are required to be delivered upon the exercise of all outstanding Warrants.

     The Company covenants that all shares of Series A Common Stock which may be issued upon the exercise of Warrants will, upon issuance and payment therefor, be duly issued and outstanding, fully paid and nonassessable and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

     The Company is authorized to requisition from time to time from a transfer agent for the Series A Common Stock (including the Company if then acting as a transfer agent) stock certificates required to honor the exercise of outstanding Warrants. The Company hereby authorizes its present and any future such transfer agent to comply with all such requests. The Company will supply such transfer agent with duly executed Series A Common Stock certificates for such purposes and will itself provide or otherwise make available any cash which may be payable as provided in Section 12.

     Section 10. Obtaining of Governmental Approvals and Stock Exchange Listings. The Company will in good faith and as expeditiously as possible take all action which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities, and will make any and all filings under federal and state securities laws necessary in connection with the issuance, distribution and transfer of Warrant Certificates, the exercise of the Warrants and the issuance, sale, transfer and delivery of shares of Series A Common Stock upon the exercise of Warrants, provided, that the foregoing provisions of this sentence shall not be deemed to require the registration under the Securities Act of 1933, as amended (the ``Securities Act''), or similar state securities laws of the Warrants or the shares of Series A Common Stock issuable upon the exercise of the Warrants. The Company will use reasonable efforts to have the shares of Series A Common Stock which are issuable upon the exercise of the Warrants listed for trading on any securities exchanges on which the then outstanding Series A Common Stock is listed (or on the Nasdaq National Market or the Nasdaq Small Cap Market.

     Section 11. Adjustment of Exercise Price and Number and Kind of Securities Purchasable upon Exercise of Warrants.

     (a) Adjustment of Exercise Price and Number of Warrants. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this Section 11 . No adjustment of the Exercise Price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, which together with any subsequent adjustments so carried forward shall amount to $.01 per share or more. Upon each adjustment of the Exercise Price, except pursuant to subsection (f) of this Section, the Holder shall thereafter, at or prior to the Expiration Date, be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares issuable upon exercise of the Warrants (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the Exercise Price resulting from such adjustment.

     (b) Adjustment of Exercise Price upon Certain Issuances of Common Stock. If and whenever after the date hereof, the Company shall issue or sell any shares of Common Stock for a consideration per share less than the current market price (as hereinafter defined) in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Exercise Price shall be reduced to the price (calculated to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the current market price immediately prior to such issue or sale, plus (ii) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (i) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (ii) the current market price immediately prior to such issue or sale.

     (c) Constructive Issuances of Stock; Convertible Securities; Rights and Options. For purposes of subsection (b) of this Section, the following clauses shall also be applicable:

	 (i) Issuance of Rights or Options. In case at any time the Company shall in any manner grant any rights or options to subscribe for or to purchase, or any options for the purchase of, Common Stock or stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter called ``Convertible Securities''), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the current market price determined as of the date of granting such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. For the purposes of calculations under this clause (i), the price per share for which Common Stock is issuable upon the exercise of any such rights or options or upon conversion or exchange of any such Convertible Securities shall be determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such rights or options, plus, in the case of such rights or options which relate to Convertible
Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options. Except as provided in clause (iii) of this subsection (c), no further adjustments of any Exercise Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

	 (ii) Issuance of Convertible Securities. In case at any time the Company shall in any manner issue or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined as provided below) shall be less than the current market price determined as of the date of such issue or sale of such Convertible Securities, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of any Exercise Price have been or are to be made pursuant to other provisions of this subsection
(c), no further adjustment of the Exercise Price shall be made by reason of such issue or sale. For the purposes of calculations under this clause (ii), the price per share for which Common Stock is issuable upon conversion or exchange of Convertible Securities shall be determined by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. Except as provided in clause (iii) of this subsection, no further adjustments of any Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

	 (iii) Change in Option Price or Conversion Rate; Expiration or Termination of Rights or Convertible Securities. If the purchase price provided for in any rights or options referred to in clause (i) above, or the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) above, or the rate at which any Convertible Securities referred to in clause (i) or (ii) above are convertible into or exchangeable for Common Stock, shall change (other than under or by reason of provisions designed to protect against dilution), then the Exercise Price then in effect shall forthwith be readjusted to the Exercise Price which would have then been in effect had such then outstanding rights, options or Convertible Securities provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. If the purchase price provided for in any such right or option referred to in clause (i) above or the rate at which any Convertible Securities referred to in clause (i) or
(ii) above are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, the Exercise Price then in effect hereunder shall forthwith be decreased to such Exercise Price as would have been obtained had the adjustments made upon issuance of such right or option or such Convertible Securities been made upon the basis of the actual issuance of (and the total consideration received for) the shares of Common Stock delivered upon such exercise, conversion or exchange. Upon the expiration of any rights, options or Convertible Securities, if any thereof shall not have been exercised, converted or exchanged, as the case may be, the Exercise Price and the number of shares issuable upon exercise of the Warrants shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (a) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise, conversion or exchange, as the case may be, of such rights, options or Convertible Securities and (b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, conversion or exchange, as the case may be, plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such rights, options or Convertible Securities, whether or not exercised, converted or exchanged.

	 (iv) Stock Dividends. In case at any time the Company shall declare a dividend or make any other distribution upon any stock of the Company which is payable in shares of Common Stock or Convertible Securities, any shares of Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

	 (v) Consideration for Stock. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the issuance or sales price therefor, without deducting therefrom any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such shares of Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined reasonably and in good faith by the Board of Directors of the Company, without deducting any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any shares of Common Stock or Convertible Securities shall be issued in connection with any merger of another corporation into the Company, the amount of consideration therefor shall be deemed to be the fair value as determined reasonably and in good faith by the Board of Directors of the Company of such portion of the assets of such merged corporation as the Board shall determine to be attributable to such shares of Common Stock, Convertible Securities, rights or options, as the case may be.

	 (vi) Definition of Current Market Price. For the purpose of any computation hereunder, the ``current market price'' shall mean (1) if the Common Stock is listed on one or more stock exchanges or is quoted on the Nasdaq National Market or the Nasdaq Small Cap Market (the ``National Market System''), the average of the closing sales prices of a share of such Common Stock on the primary national or regional stock exchange on which such shares are listed or on the National Market System if quoted thereon or (2) if the Common Stock is not so listed or quoted but is traded in the over-the-counter market (other than the National Market System), the average of the closing bid and asked prices of a share of such Common Stock, in the case of clauses (1) and (2), for the 30 trading days (or such lesser number of trading days as such Common Stock shall have been so listed, quoted or traded) next preceding the date of measurement; provided, however, that if no such sale prices or bid and asked prices have been quoted during the preceding 30-day period, ``current market price'' means the value as determined reasonably and in good faith by the Board of Directors of the Company; and provided, further, however,that in the event the current market price of a share of such Common Stock is determined during a period following the announcement by the Company of (i) a dividend or distribution on the Common Stock payable in shares of Common Stock or Convertible Securities, (ii) a dividend of the type referred to in subsection (d) of this Section 11, or (iii) any subdivision, combination or reclassification of the Common Stock, and prior to the expiration of 30 trading days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the ``current market price'' shall be appropriately adjusted to take into account ex-dividend trading. Anything herein to the contrary notwithstanding, in case the Company shall issue any shares of Common Stock, rights, options or Convertible Securities in connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation into the Company, the current market price shall be determined as of the date the number of shares of Common Stock, rights, options or Convertible Securities (or in the case of Convertible Securities other than stock, the aggregate principal amount of Convertible Securities) was determined (as set forth in a written agreement between the Company and the other party to the transaction) rather than on the date of issuance of such shares of Common Stock, rights, options or Convertible Securities.

     (d) Adjustment for Certain Special Dividends. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, and otherwise than in shares of Common
Stock or Convertible Securities, the Exercise Price in effect immediately subsequent to the declaration of such dividend shall be determined by multiplying the Exercise Price in effect immediately prior to such declaration by a fraction, the numerator of which shall be the current market price immediately prior to such distribution less the amount of cash (or, if the distribution is for property other than cash, the fair market value of such property determined reasonably and in good faith by the Board of Directors of the Company) distributed in respect of one share of Common Stock, and the denominator of which shall be the current market price immediately prior to such distribution. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or earned surplus (other than revaluation of paid-in-surplus) only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined, reasonably and in good faith, by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are determined.

     (e) Subdivision or Combination of Stock. In case the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares issuable upon exercise of the Warrants immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined at any time into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares issuable upon exercise of the Warrants immediately prior to such combination shall be proportionately reduced.

     (f) Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the Company (i) consolidates with or merges into any other corporation and is not the continuing or surviving corporation of such consolidation or merger, or (ii) permits any other corporation to consolidate with or merge into the Company and the Company is the continuing or surviving corporation but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation, or (iv) effects a capital reorganization or reclassification of the capital stock of the Company in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, and in each such case, proper provision shall be made so that, upon the basis and upon the terms and in the manner provided in this subsection (f), the Holder, upon the exercise of the Warrants at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive (at the aggregate Exercise Price in effect for shares issuable upon such exercise of the Warrants immediately prior to such consummation), in lieu of shares issuable upon such exercise of the Warrants prior to such consummation, the stock and other securities, cash and assets to which such Holder would have been entitled upon such consummation if such Holder had so exercised such Warrants immediately prior thereto (subject to adjustments subsequent to such corporate action as nearly equivalent as possible to the adjustments provided for in this Section 11). Notwithstanding the foregoing, in the event that a definitive agreement (a ``Sale Agreement'') is executed with respect to an all cash transaction involving (i) either a merger or consolidation of the Company with and into another corporation or (ii) the sale of all or substantially all of the outstanding shares of Common Stock of the Company, the Company shall have the right, on three (3) days prior written notice to the Holder, to (a) accelerate all of the Warrants not theretofore exercisable so that all of the Warrants issued pursuant to this Agreement are immediately exercisable and (b) to pay or cause to be paid to the Holder on or immediately prior to the closing date of the transactions under the Sale Agreement in full and complete satisfaction and cancellation of the Warrants, an amount in cash equal to (A) the product of (x) the price per share of Common Stock payable to the holders of Common Stock under the Sale Agreement and (y) the number of shares of Common Stock issuable upon exercise of the Warrants on such date minus (B) the product of (x) the Exercise Price in effect at such date and (y) the number of shares of Common Stock issuable upon exercise of the Warrants on such date.

     (g) Notice of Adjustment. Whenever the number of shares issuable upon the exercise of the Warrants or the Exercise Price is adjusted, as provided in this Section 11, the Company shall prepare and mail to the Holder a certificate setting forth (i) the Exercise Price and the number of shares issuable upon the exercise of the Warrants after such adjustment, (ii) a brief statement of the facts requiring such adjustment and (iii) the computation by which such adjustment was made.

     (h) No Change of Warrant Necessary. Irrespective of any adjustment in the Exercise Price or in the number or kind of shares issuable upon exercise of the Warrants, unless the Holder otherwise requests, the Warrants may continue to express the same price and number and kind of shares as are stated in the Warrants as initially issued.

     (i) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares of Common Stock owned or held by or for the account of the Company. The disposition of any shares of Common
Stock owned or held by or for the account of the Company shall be considered an issue of Common Stock for the purposes of this Section 11.

     (j) Certain Adjustment Rules.

       	 (i) The provisions of this Section 11 shall similarly apply to successive transactions.

       	 (ii) If the Company shall declare any dividend referred to in paragraph (iv) of subsection (c) of this Section 11 or subsection (d) of this Section 11 and if the Holder exercises all or any part of the Warrants after such declaration but before the payment of such dividend, the Company may elect to defer, until the payment of such dividend, issuing to the Holder the shares issuable upon such exercise of the Warrants over and above the shares issuable upon such exercise of the Warrants on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional shares upon the payment of such dividend.

      	 (iii) If the Company shall declare any dividend referred to in paragraph (iv) of subsection (c) of this Section 11 or subsection (d) of this Section 11 and shall legally abandon such dividend prior to payment, then no adjustment shall be made pursuant to this Section 11 in respect of such declaration.

     (k) Exceptions to Adjustment to Purchase Price. Notwithstanding anything herein to the contrary, no adjustment to the Exercise Price or the number of shares issuable upon exercise of the Warrants shall be made in the case of the following:

       	 (i) the issuance of any Warrant or the issuance of any shares upon any exercise of any Warrant or any adjustment of the Exercise Price with respect thereto;

         (ii) the issuance of any Creditor Warrant (as defined in the Plan) or the issuance of any shares upon any exercise of any Creditor Warrant or any adjustment of the Exercise Price (as defined therein) with respect thereto in accordance with the terms thereof;

       	 (iii) the grant of options to purchase shares of Series A Common Stock to employees or officers of the Company, or the adjustment of the exercise price thereof;

       	 (iv) the issuance of shares of Series A Common Stock to any employees or officers of the Company, including without limitation, upon the exercise of any options to purchase Series A Common Stock (whether such options were granted prior to the date hereof or are granted on or after the date hereof);

       	 (v) sales of shares of Series A Common Stock pursuant to a Company plan for the reinvestment of dividends or stated interest; or

       	 (vi) any change in the par value of the Series A Common Stock.

     (l) Other Exercise Price Reductions. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to reduce the Exercise Price, in addition to those adjustments required by this Section 11, to the extent necessary so that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the current market price, issuance wholly for cash of Common Stock or Convertible Securities or dividends on Common Stock payable in Common Stock or other assets, hereafter made by the Company to the holders of its Common Stock, shall not be taxable to them.

     (m) Certain Events. In case any event shall occur as to which the other provisions of this Section 11 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such provisions, then the Company shall make an adjustment, in its sole discretion, in accordance with such essential intent and principles, so as to protect, without dilution, the purchase rights represented by this Warrant.

     Section 12. Fractional Shares of Series A Common Stock. The Company may, but will not be required to, issue fractions of shares of Series A Common Stock or to distribute shares of Series A Common Stock certificates which evidence fractions of shares upon the exercise of the Warrants; provided, however, that in lieu of fractional shares of Series A Common Stock the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the current market price then in effect.

     Section 13. Notices of Certain Events. In the event that the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), (b) to offer to the holders of shares of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Common Stock, (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer) in one or more transactions, of more than fifty percent (50%) of the assets or earning power of the Company and its subsidiaries (taken as a whole) to, any other person or entity, or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Holder, in accordance with this Section 13, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least twenty (20) days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock whichever shall be the earlier. Notices authorized or required by this Agreement to be given by the Company to the Holder shall be sufficiently given if sent by first-class mail, postage prepaid, addressed to the Holder's address as shown herein. Failure to mail or receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or such proposed dissolution, liquidation or winding up.

     Section 14. Restrictions on Transferability.

     The Warrant Certificates and the shares of capital stock issuable upon exercise of the Warrants shall not be transferable except upon the conditions specified in this Section 14, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer of any Warrant Certificate or any shares of capital stock issuable upon exercise of the Warrants.

     (a) Restrictive Legend; Holder's Representation. Unless and until otherwise permitted by this Section 14, each certificate representing shares of capital stock issuable upon exercise of the Warrants, and any certificate issued at any time upon transfer of, or in exchange for or replacement of, any certificate bearing the legend set forth below, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     ``THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, THE TRANSFER, RESALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY ONLY BE MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AND BY DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT THERE IS SUCH AN EXEMPTION.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE
     TERMS AND CONDITIONS OF THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 30, 1994, BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES
     OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.''

     The Holder represents to the Company that it is acquiring the Warrants and will acquire the shares of capital stock issuable upon exercise of the Warrants (if at all) for its own account and not with a view to any public distribution thereof, subject to any requirement of law that the disposition of such securities shall at all times be within the control of the owner thereof. The acquisition of any Warrants or shares of capital stock issuable upon exercise of the Warrants by the Holder on the date of this Agreement or upon exercise of a Warrant shall constitute the Holder's reaffirmation of such representation. The Holder further represents to the Company that it is an ``accredited investor'' as defined in Regulation D of the Securities Act. The Holder understands that the Warrants and the shares of capital stock issuable upon exercise of the Warrants have not been registered under the Securities Act and may only be sold or otherwise disposed of in compliance with the Securities Act. The Holder by its acceptance of such security further understands that such security may bear a legend as contemplated by this Section 14.

     (b) Registration Rights. The Holder is entitled to the benefits of the registration rights contained in that certain registration rights agreement, dated as of the date hereof, between the Company and the Holder (the ``Registration Rights Agreement'').

     (c) Termination of Restrictions. Notwithstanding the foregoing provisions of this Section 14, the restrictions imposed by this Section 14 upon the transferability of (i) the shares of capital stock issuable upon exercise of the Warrants shall cease and terminate as to any particular shares of capital stock when such shares of capital stock cease to be Registrable Securities (as defined in the Registration Rights Agreement) and (ii) the Warrant Certificates shall cease and terminate as to any particular Warrant Certificate when (i) such Warrant Certificate shall have been effectively registered under the Securities Act and sold by the Holder in accordance with such registration or (ii) in the opinion of counsel for the Holder, if such opinion is satisfactory in form and substance to the Company, such restrictions are no longer required in order to insure compliance with the Securities Act. If and whenever the restrictions imposed by this Section 14 shall terminate as to a Warrant Certificate (or to any shares of capital stock) as hereinabove provided, the Holder may and the Company shall, as promptly as practicable upon the request of the Holder and at the Company's expense, cause to be stamped or otherwise imprinted upon such Warrant Certificate or such shares of capital stock a legend in substantially the following form:

     ``The restrictions on transferability of this [these] [Warrant Certificate/securities] terminated on ___________, 199__ [20__], and are of no further force or effect.''

     All Warrant Certificates issued upon transfer, division or combination of, or in substitution for, any Warrant Certificate or Warrant Certificates entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section 14 shall terminate as to any Warrant Certificate or as to any shares of capital stock, as hereinabove provided, the Holder shall be entitled to receive from the Company without expense, a new Warrant Certificate or new shares of capital stock not bearing the restrictive legend set forth in subsection (a) of this Section 14.

     Section 15. Representations and Warranties.

     The Company represents and warrants that:

     (a) Organization, Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted.

     (b) Authority. The Company has all requisite power and authority to enter into and perform all of its obligations under this Agreement, to issue the Warrants and to carry out the transactions contemplated hereby. The Company has taken all corporate or stockholder actions necessary to authorize it to enter into and perform all of its obligations under this Agreement and to consummate the transactions contemplated hereby.

     (c) Validity. This Agreement and the Warrants are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally.

     (d) Capitalization. As of the date hereof, the equity capitalization of the Company consists of (i) 20,000,000 shares of Common Stock, divided into two series, consisting of 14,388,394 shares of Series A Common Stock and 5,611,606 shares of Series B Common Stock, and of which 14,388,394 shares of Series A Common Stock and 5,611,606 shares of
Series B Common Stock will be initially outstanding; (ii) 1,000,000 shares of preferred stock, $.01 per share, none of which will be outstanding; (iii) warrants (including the Warrants) to purchase up to 1,060,129 shares of Series A Common Stock; and (iv) options, if granted, to purchase up to 1,000,000 shares of Series A Common Stock. All of the shares comprising the Common Stock will, when issued and paid for, be validly issued, fully paid and non-assessable. Except as set forth in the first sentence of this Section 15(d), as of the date hereof, there will not be any outstanding securities convertible into, exchangeable for, or carrying the right to acquire, equity securities of the Company, or subscriptions, warrants, options, rights or other arrangements or commitments obligating the Company to issue or dispose of any of its equity securities or any ownership interest therein.

     Section 16. Notice. Any notice, demand, request, instruction or other communication which any party hereto may be required or may desire to give shall be in writing and shall be deemed to have been properly given (a) if by hand delivery or telecopy, upon delivery to such party at the address or to the telecopier number specified below; (b) if by registered or certified mail, on the third Business Day after the day deposited with the United States Postal Service, postage prepaid, return receipt requested, addressed to such party at the address specified below; or (c) if by Federal Express or other reputable express mail service, on the next Business Day after delivery to such express mail service, addressed to such party at the address specified below:

To the Company, at:       Telemundo Group, Inc.
                          2290 West 8th Avenue
                          Hialeah, Florida  33010
                          Attn: Chief Financial Officer
                          Telecopier:(305)889-7997

To the Holder, at:        Reliance Insurance Company
                          Park Avenue Plaza
                          55 East 52nd Street
                          New York, New York 10055
                          Attn: Lowell C. Freiberg
                          Senior Vice President
                          Telecopier: (212) 909-1241

or at such other address or telecopier number as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place or number for the service of notice.

     Section 17. Identity of Transfer Agent. Forthwith upon the appointment of any subsequent transfer agent for the Series A Common Stock, or any other shares of the Company's capital stock issuable upon the exercise of the Warrants, the Company will provide to the Holder a statement setting forth the name and address of such subsequent transfer agent.

     Section 18. Supplements and Amendments.

     (a) The Company may from time to time supplement or amend this Agreement without the approval of the Holder in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions with regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not adversely affect the interests of the Holder.

     (b) Any term, covenant, agreement or condition contained in this Agreement may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument signed by the Company and the Holder.

     Section 19. No Rights as Stockholders. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holder any rights of a stockholder, including without limitation, the right to vote, to receive dividends or to consent to, or receive notice as a stockholder in respect of, any meeting of stockholders for the election of directors of the Company or for any other matter.

     Section 20. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors, permitted assigns and permitted designees hereunder and all references to the Holders herein shall refer to the applicable successor, permitted assign or designee.

     Section 21. Termination. This Agreement shall terminate and be of no further force and effect at, and no Warrant may be exercised after, 5:00 p.m. New York City time on the last of the Expiration Dates provided for in
Section 5 of this Agreement. Notwithstanding the foregoing, this Agreement will terminate on such earlier date when all Warrants have been exercised and no Warrants remain outstanding.

     Section 22. Governing Law. This Agreement and each Warrant issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

     Section 23. Benefits of this Agreement; Rights of Action. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder.

     Section 24. Damages. The Company recognizes and agrees that the Holder will not have an adequate remedy if the Company fails to comply with the terms of this Agreement and the Warrant Certificates and that damages will not readily be ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the Holder requiring specific performance of any and all provisions of the Warrant or this Agreement or enjoining the Company from continuing to commit any such breach of the terms of the Warrant or this Agreement.

     Section 25. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 26. Headings. The headings used in this Agreement are inserted for convenience only and neither constitute a portion of this Agreement nor in any manner affect the construction of the provisions of this Agreement.

     Section 27. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

            		      [Signatures on following page.]




     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                           TELEMUNDO GROUP, INC.



                                           By: /s/ Peter J. Housman II
                                               _____________________________
                                               Name:  Peter J. Housman II
                                               Title: President, Business
                                                      and Corporate Affairs


Attest:


/s/ Horace G. Dawson, III
____________________________
Horace G. Dawson III
Assistant Secretary


                                            RELIANCE INSURANCE COMPANY



	                                           By: /s/ Lowell C. Freiberg
                                                ____________________________
                                                Name:  Lowell C. Freiberg
                                                Title: Senior Vice President

Attest:


/s/ James E. Yacobucci
____________________________
James E. Yacobucci
Senior Vice President





				  EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, THE TRANSFER, RESALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY ONLY BE MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AND BY DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT THERE IS SUCH AN EXEMPTION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 30, 1994, BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

		[FORM OF SERIES 1 WARRANT CERTIFICATE]

				[FACE]

	 EXERCISABLE ONLY ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME
			  DECEMBER 30, 2000
No. W-1                                                   138,889 Warrants

			    WARRANT CERTIFICATE
			   TELEMUNDO GROUP, INC.

This Warrant Certificate certifies that Cust. & Co., or registered assigns, is the registered holder (the ``Holder'') of 138,889 Warrants (the ``Warrants'') expiring December 30, 2000 to purchase shares of common stock of Telemundo Group, Inc., a Delaware corporation (the ``Company''). Each Warrant entitles the Holder to purchase from the Company, on or after December 30, 1995, and on or before 5:00 p.m. New York City time on December 30, 2000 one fully paid and nonassessable share of series A common stock of the Company, par value $.01 per share (``Series A Common Stock''), at the exercise price (the ``Exercise Price'') at the time in effect under the Warrant Agreement (as defined on the reverse hereof), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of such Exercise Price to the Company in Hialeah, Florida, but only subject to the conditions set forth herein and in the Warrant Agreement; provided, however, that the number or kinds of shares of Series A Common Stock or other securities (or in certain events other property) purchasable upon exercise of the Warrants and the Exercise Price referred to on the reverse hereof may as of the date of this Warrant Certificate have been, or may after such date be, adjusted as a result of the occurrence of certain events, as more fully provided in the Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank cashier's check or wire transfer payable to the order of the Company. No Warrant may be exercised after 5:00 p.m. New York City time on December 30, 2000 (the ``Expiration Date'').

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Holder or its designee by the manual signature of one of its authorized officers.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

					    TELEMUNDO GROUP, INC.



					    By: _____________________________
						Name:  Peter J. Housman II
						Title: President, Business
						and Corporate Affairs

Dated: December 30, 1994

Attest:


____________________________
Horace G. Dawson III
Assistant Secretary


Countersigned:

CUST. & CO.



By:     _____________________________
	Authorized Officer







		     Void after December 30, 2000

		[FORM OF SERIES 1 WARRANT CERTIFICATE]

			       [REVERSE]

			 TELEMUNDO GROUP, INC.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement, dated as of December 30, 1994 (the ``Warrant Agreement''), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holder. Initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Warrant Agreement. A copy of the Warrant Agreement is available for inspection at the Company, located at 2290 West 8th Avenue, Hialeah, Florida, during regular business hours.

     Warrants may be exercised to purchase shares of Series A Common Stock from the Company at any time, or from time to time on or after December 30, 2000 and on or before the Expiration Date, at the Exercise Price then in effect. The Holder may exercise the Warrants represented by this Warrant Certificate by surrendering the Warrant Certificate with the Form of Exercise set forth hereon properly completed and executed, together with payment of the Exercise Price at the time in effect, to the Company. In the event that an exercise of Warrants evidenced hereby shall be an exercise of less than the total number of Warrants evidenced hereby, there shall be issued to the Holder or the Holder's assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment will be made for any dividends on any shares of Common Stock issuable upon exercise of this Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price may, subject to certain conditions, be adjusted and under certain circumstances the Warrant may become exercisable for securities or other assets other than the shares of Common Stock referred to on the face hereof. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be adjusted.

     The Company may, but shall not be required to, issue fractions of shares of Common Stock or any certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the current market price then in effect.

     Subject to the terms and conditions contained in the Warrant Agreement, the Warrants represented by this Warrant Certificate are transferable, in whole or in part, upon surrender of this Warrant Certificate to the Company, together with a written assignment of the Warrant on the Form of Assignment or Partial Assignment, as the case may be, set forth hereon or in other form satisfactory to the Company, duly executed by the Holder or the Holder's duly appointed legal representative, and together with funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate shall be issued and delivered in the name of the assignee and in the denomination or denominations specified in such instrument of assignment. If less than all of the Warrants represented by this Warrant Certificate are being transferred, a new Warrant Certificate or Certificates shall be issued for the portion of this Warrant Certificate not being transferred.

     This Warrant Certificate may be divided or combined with other Warrant Certificates upon surrender hereof to the Company, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by the Holder or the Holder's duly appointed legal representative, and together with the funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate or Certificates shall be issued and delivered in accordance with such notice.

     The Company shall make no service or other charge in connection with any such transfer or exchange of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, any distribution to the Holder hereof, and for all other purposes.



				EXHIBIT B

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, THE TRANSFER, RESALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY ONLY BE MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AND BY DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT THERE IS SUCH AN EXEMPTION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 30, 1994, BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

		     [FORM OF SERIES 2 WARRANT CERTIFICATE]

				   [FACE]

       EXERCISABLE ONLY ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME
			    DECEMBER 31, 2001

No. W-2                                                   138,889 Warrants

			      WARRANT CERTIFICATE
			     TELEMUNDO GROUP, INC.

     This Warrant Certificate certifies that Cust. & Co., or registered assigns, is the registered holder (the ``Holder'') of 138,889 Warrants (the ``Warrants'') expiring December 31,, 2001 to purchase common stock of Telemundo Group, Inc., a Delaware corporation (the ``Company''). Each Warrant entitles the Holder to purchase from the Company, on or after December 31, 1996, and on or before 5:00 p.m. New York City time on December 31, 2001 one fully paid and nonassessable share of series A common stock of the Company, par value $.01 per share (``Series A Common Stock''), at the exercise price (the ``Exercise Price'') at the time in effect under the Warrant Agreement (as defined on the reverse hereof), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of such Exercise Price to the Company in Hialeah, Florida, but only subject to the conditions set forth herein and in the Warrant Agreement; provided, however, that the number or kinds of shares of Series A Common Stock or other securities (or in certain events other property) purchasable upon exercise of the Warrants and the Exercise Price referred to on the reverse hereof may as of the date of this Warrant Certificate have been, or may after such date be, adjusted as a result of the occurrence of certain events, as more fully provided in the Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank cashier's check or wire transfer payable to the order of the Company.

No Warrant may be exercised after 5:00 p.m. New York City time on December 31, 2001 (the ``Expiration Date'').

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Warrant Certificate shall not be valid unless countersigned by the Holder or its designee by the manual signature of one of its authorized officers.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

					    TELEMUNDO GROUP, INC.



					   By:_____________________________
					      Name:  Peter J. Housman II
					      Title: President, Business
					      and Corporate Affairs

Dated: December 30, 1994

Attest:


____________________________
Horace G. Dawson III
Assistant Secretary


Countersigned:

CUST. & CO.



By:     _____________________________
	Authorized Officer




		       Void after December 31, 2001

		    [FORM OF SERIES 2 WARRANT CERTIFICATE]

				  [REVERSE]

			   TELEMUNDO GROUP, INC.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement, dated as of December 30, 1994 (the ``Warrant Agreement''), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holder. Initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Warrant Agreement. A copy of the Warrant Agreement is available for inspection at the Company, located at 2290 West 8th Avenue, Hialeah, Florida, during regular business hours.

     Warrants may be exercised to purchase shares of Series A Common Stock from the Company at any time, or from time to time on or after December 30, 1996 and on or before the Expiration Date, at the Exercise Price then in effect. The Holder may exercise the Warrants represented by this Warrant Certificate by surrendering the Warrant Certificate with the Form of Exercise set forth hereon properly completed and executed, together with payment of the Exercise Price at the time in effect, to the Company. In the event that an exercise of Warrants evidenced hereby shall be an exercise of less than the total number of Warrants evidenced hereby, there shall be issued to the Holder or the Holder's assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment will be made for any dividends on any shares of Common Stock issuable upon exercise of this Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price may, subject to certain conditions, be adjusted and under certain circumstances the Warrant may become exercisable for securities or other assets other than the shares of Common Stock referred to on the face hereof. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be adjusted.

     The Company may, but shall not be required to, issue fractions of shares of Common Stock or any certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the current market price then in effect.

     Subject to the terms and conditions contained in the Warrant Agreement, the Warrants represented by this Warrant Certificate are transferable, in whole or in part, upon surrender of this Warrant Certificate to the Company, together with a written assignment of the Warrant on the Form of Assignment or Partial Assignment, as the case may be, set forth hereon or in other form satisfactory to the Company, duly executed by the Holder or the Holder's duly appointed legal representative, and together with funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate shall be issued and delivered in the name of the assignee and in the denomination or denominations specified in such instrument of assignment. If less than all of the Warrants represented by this Warrant Certificate are being transferred, a new Warrant Certificate or Certificates shall be issued for the portion of this Warrant Certificate not being transferred.

     This Warrant Certificate may be divided or combined with other Warrant Certificates upon surrender hereof to the Company, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by the Holder or the Holder's duly appointed legal representative, and together with the funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate or Certificates shall be issued and delivered in accordance with such notice.

     The Company shall make no service or other charge in connection with any such transfer or exchange of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, any distribution to the Holder hereof, and for all other purposes.





				EXHIBIT C

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND, ACCORDINGLY, THE TRANSFER, RESALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY ONLY BE MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR A VALID EXEMPTION THEREFROM AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS, AND BY DELIVERY OF AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL FOR THE COMPANY THAT THERE IS SUCH AN EXEMPTION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 30, 1994, BY AND BETWEEN THE HOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

	       [FORM OF SERIES 3 WARRANT CERTIFICATE]

			      [FACE]

	    EXERCISABLE ONLY ON OR BEFORE 5:00 P.M. NEW YORK CITY TIME
			      DECEMBER 31, 2002

No. W-3                                                138,889 Warrants

			   WARRANT CERTIFICATE
			   TELEMUNDO GROUP, INC.

     This Warrant Certificate certifies that Cust. & Co., or registered assigns, is the registered holder (the ``Holder'') of 138,889 Warrants (the ``Warrants'') expiring December 31, 2002 to purchase common stock of Telemundo Group, Inc., a Delaware corporation (the ``Company''). Each Warrant entitles the Holder to purchase from the Company, on or after December 30, 1997, and on or before 5:00 p.m. New York City time on December 31, 2002 one fully paid and nonassessable share of series A common stock of the Company, par value $.01 per share (``Series A Common Stock''), at the exercise price (the ``Exercise Price'') at the time in effect under the Warrant Agreement (as defined on the reverse hereof), payable in lawful money of the United States of America, upon surrender of this Warrant Certificate and payment of such Exercise Price to the Company in Hialeah, Florida, but only subject to the conditions set forth herein and in the Warrant Agreement; provided, however, that the number or kinds of shares of Series A Common Stock or other securities (or in certain events other property) purchasable upon exercise of the Warrants and the Exercise Price referred to on the reverse hereof may as of the date of this Warrant Certificate have been, or may after such date be, adjusted as a result of the occurrence of certain events, as more fully provided in the Warrant Agreement. Payment of the Exercise Price shall be made by certified or official bank cashier's check or wire transfer payable to the order of the Company.

     No Warrant may be exercised after 5:00 p.m. New York City time on December 31, 2002 (the ``Expiration Date'').

     Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Warrant Certificate shall not be valid unless countersigned by the Holder or its designee by the manual signature of one of its authorized officers.


IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

					    TELEMUNDO GROUP, INC.



					    By:_____________________________
					       Name:  Peter J. Housman II
					       Title: President, Business
					       and Corporate Affairs

Dated: December 30, 1994

Attest:


____________________________
Horace G. Dawson III
Assistant Secretary


Countersigned:

CUST. & CO.



By:     _____________________________
	Authorized Officer




			 Void after December 31, 2002

		   [FORM OF SERIES 3 WARRANT CERTIFICATE]

				  [REVERSE]

			   TELEMUNDO GROUP, INC.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to a Warrant Agreement, dated as of December 30, 1994 (the ``Warrant Agreement''), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the Holder. Initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Warrant Agreement. A copy of the Warrant Agreement is available for inspection at the Company, located at 2290 West 8th Avenue, Hialeah, Florida, during regular business hours.

     Warrants may be exercised to purchase shares of Series A Common Stock from the Company at any time, or from time to time on or after December 30, 1997 and on or before the Expiration Date, at the Exercise Price then in effect. The Holder may exercise the Warrants represented by this Warrant Certificate by surrendering the Warrant Certificate with the Form of Exercise set forth hereon properly completed and executed, together with payment of the Exercise Price at the time in effect, to the Company. In the event that an exercise of Warrants evidenced hereby shall be an exercise of less than the total number of Warrants evidenced hereby, there shall be issued to the Holder or the Holder's assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment will be made for any dividends on any shares of Common Stock issuable upon exercise of this Warrant.

     The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price may, subject to certain conditions, be adjusted and under certain circumstances the Warrant may become exercisable for securities or other assets other than the shares of Common Stock referred to on the face hereof. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be adjusted.

     The Company may, but shall not be required to, issue fractions of shares of Common Stock or any certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the current market price then in effect.

     Subject to the terms and conditions contained in the Warrant Agreement, the Warrants represented by this Warrant Certificate are transferable, in whole or in part, upon surrender of this Warrant Certificate to the Company, together with a written assignment of the Warrant on the Form of Assignment or Partial Assignment, as the case may be, set forth hereon or in other form satisfactory to the Company, duly executed by the Holder or the Holder's duly appointed legal representative, and together with funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate shall be issued and delivered in the name of the assignee and in the denomination or denominations specified in such instrument of assignment. If less than all of the Warrants represented by this Warrant Certificate are being transferred, a new Warrant Certificate or Certificates shall be issued for the portion of this Warrant Certificate not being transferred.

     This Warrant Certificate may be divided or combined with other Warrant Certificates upon surrender hereof to the Company, together with a written notice specifying the names and denominations in which new Warrant Certificates are to be issued, signed by the Holder or the Holder's duly appointed legal representative, and together with the funds to pay any transfer taxes payable in connection with such transfer. Upon such surrender and payment, a new Warrant Certificate or Certificates shall be issued and delivered in accordance with such notice.

     The Company shall make no service or other charge in connection with any such transfer or exchange of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, any distribution to the Holder hereof, and for all other purposes.





				 EXHIBIT D

			     [FORM OF EXERCISE]

		  [To be executed upon exercise of Warrant]


     The undersigned (the ``Holder'') hereby irrevocably elects to exercise the right, represented by Telemundo Group, Inc. Warrant Certificate No. W____, to purchase ____________shares of Telemundo Group, Inc. Series A Common Stock (``Series A Common Stock'') and herewith tenders payment for such Series A Common Stock to the order of Telemundo Group, Inc., in the amount of $____________ in accordance with the terms hereof. The undersigned requests that a certificate for such Series A Common Stock be registered in the name of ________________ (insert social security or other identifying number) whose address is _____________________________. If said number of ______________ shares of Series A Common Stock is less than all of the shares of Series A Common Stock purchasable under Telemundo Group,
Inc. Warrant Certificate No. W    , the Holder requests that a new Warrant
Certificate representing the remaining balance of the shares of Series A Common Stock be registered in the name of the Holder and that such Warrant Certificate be delivered to ______________________ whose address is
____________________________________.

Dated: ________________________

					   Signature:

					  (Signature must conform in all
					   respects to name of Holder as
					   specified on the face of the
					   Warrant Certificate.)

(Insert Social Security or Taxpayer Identification Number of Holder)

Signature Guaranteed:



			      [FORM OF ASSIGNMENT]

	      (To be executed to transfer the Warrant Certificate)

FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

(print name and address of transferee) the Warrants represented by Telemundo Group, Inc. Warrant Certificate No.W____ together with all right, title and interest evidenced thereby, and does hereby irrevocably constitute and appoint ________________________, attorney, to transfer the said Warrants on the books of Telemundo Group, Inc., with full power of substitution.

Dated:_____________________
					    Signature:
					    (Signature must conform in all
					    respects to name of Holder as
					    specified on the face of the
					    Warrant Certificate.)

(Insert Social Security or Taxpayer Identification
Number of Holder)

Signature Guaranteed:




			    [FORM OF PARTIAL ASSIGNMENT]

	     (To be executed to transfer the Warrant Certificate)

FOR VALUE RECEIVED  _______________________________________________(the
``Holder'') hereby sells, assigns and transfers unto ________________________ ______________________________(print name and address of transferee)________________ Warrants represented by Telemundo Group, Inc. Warrant Certificate No. W_____, together with all right, title and interest evidenced thereby, and does hereby irrevocably constitute and appoint _________________________, attorney, to transfer said Warrants on the books of Telemundo Group, Inc., with full power of substitution. The Holder requests that a new Warrant Certificate representing the remaining balance of Warrants represented by Telemundo Group, Inc. Warrant Certificate No. W____ be registered in the name of the Holder and that such Warrant Certificate be delivered to _____________________whose address is_________________________
______________________________.

Dated: ___________________________


					    Signature:

					    (Signature must conform in all
					    respects to name of Holder as
					    specified on the face
					    of the Warrant Certificate.)

(Insert Social Security or Taxpayer Identification
Number of Holder)

Signature Guaranteed: